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EXIBIT 32.1

        Exhibit under line (32) of Item 601 of Regulation S-K accompanying this Report on Form 10-Q pursuant to Securities and Exchange Commission Release No. 33-8238 et al. and not deemed filed herewith:

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Form 10-Q of MQ Associates, Inc. (the "Company") for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C. Christian Winkle, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based upon my knowledge:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ C. CHRISTIAN WINKLE
C. Christian Winkle
Chief Executive Officer
November 7, 2007

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  EXIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002